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                                                                     Exhibit 4.1




OPUS360 CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
OP
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 68400F 10 9
COMMON STOCK
THIS CERTIFIES THAT
IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF
OPUS360 CORPORATION
transferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid unless countersigned and registered by the
Transfer
Agent and Registrar.
WITNESS the facsimile seal of the Corporation and signatures of its duly authorized officers.
Dated:
SECRETARY
CHAIRMAN OF THE BOARD
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM-D
TEN ENT-D
JT TEN-D
as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT MIN ACT-D......................Custodian......................
                                           (Cust)
(Minor)

                          under Uniform Gifts to Minors

Act........................................................
                                                                (State)
UNIF TRF MIN ACT-D.................Custodian (until age...........)
                                                (Cust)
                               .......................under Uniform Transfers
                                                  (Minor)

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                               to Minors Act.................................

(State)
Additional abbreviations may also be used though not in the above list.
For value
received,
hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the Series A Convertible Preferred Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.